UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04930

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 4

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	4/30/2019

Date of reporting period:	4/30/2019

Item 1 – Reports to Stockholders

PGIM MUNI HIGH INCOME FUND

ANNUAL REPORT

APRIL 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Maximum amount of income that is eligible for exclusion from federal income taxes

Highlights (unaudited)

•	The Fund’s longer duration versus the Index* contributed positively to performance as yields fell across the curve during the reporting period.

•	An overweight versus the Index in Illinois general obligation bonds, which outperformed during the reporting period, contributed favorably to performance as spreads tightened.

•

The Fund’s overweight in long-term municipal bonds versus those in the Index detracted from performance as spreads (the difference in yields) between long-term municipal bonds and shorter-term maturities widened.

•	The Fund’s underweight in US territory credits detracted from performance as prices recovered from severely distressed levels post Hurricane Maria.

*The Bloomberg Barclays Municipal Bond Index (50%)/Bloomberg Barclays Municipal High Yield Bond Index (50%) is used for the purposes of discussing the Fund’s relative performance with respect to sector weightings, credit ratings, and security selection.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Muni High Income Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Muni High Income Fund informative and useful. The report covers performance for the 12-month period that ended April 30, 2019.

Global economic performance diverged during the reporting period. In the US, growth remained healthy with strong corporate profits and rising employment. The Federal Reserve hiked interest rate targets three times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, equities rose in US markets but fell in both developed foreign markets and emerging markets.

The overall US bond market posted healthy returns during the period, led by high yield corporate, municipal, and investment-grade corporate bonds. Globally, bonds in developed markets fell slightly, but emerging markets debt denominated in hard currencies delivered solid gains. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Muni High Income Fund

June 14, 2019

PGIM Muni High Income Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 4/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	1.44	4.07	6.18	—
Class B	0.31	4.45	6.33	—
Class C	3.88	4.13	5.85	—
Class Z	5.90	5.18	6.87	—
Class R6	5.94	N/A	N/A	4.58 (6/27/17)
Bloomberg Barclays Municipal Bond Index
	6.16	3.56	4.55	—
Bloomberg Barclays Municipal High Yield Bond Index
	8.26	5.98	8.55	—
Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)
	7.21	4.78	6.55	—
Lipper High Yield Municipal Debt Funds Average
	6.03	5.08	7.02	—

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	Average Annual Total Returns as of 4/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.67	4.92	6.61	—
Class B	5.31	4.62	6.33	—
Class C	4.88	4.13	5.85	—
Class Z	5.90	5.18	6.87	—
Class R6	5.94	N/A	N/A	4.58 (6/27/17)
Bloomberg Barclays Municipal Bond Index
	6.16	3.56	4.55	—
Bloomberg Barclays Municipal High Yield Bond Index
	8.26	5.98	8.55	—
Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)
	7.21	4.78	6.55	—
Lipper High Yield Municipal Debt Funds Average
	6.03	5.08	7.02	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (April 30, 2009) and the account values at the end of the current fiscal year (April 30, 2019) as measured

PGIM Muni High Income Fund	7

Your Fund’s Performance (continued)

on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier and in the following paragraphs, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Inception returns are provided for any share class that has less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the class’ inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6
Maximum initial sales charge	4.00% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5/6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	0.50%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Bloomberg Barclays Municipal Bond Index—The Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 3.50%.

Bloomberg Barclays Municipal High Yield Bond Index—The Bloomberg Barclays Municipal High Yield Bond Index is an unmanaged index of non-rated or Ba1 or below-rated municipal bonds. It gives a broad look at how non-investment-grade municipal bonds have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 6.92%.

Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%)—This is a custom blend of the Bloomberg Barclays Municipal Bond Index (50%) and the Bloomberg Barclays Municipal High Yield Bond Index (50%). The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 5.45%.

Lipper High Yield Municipal Debt Funds Average—The Lipper High Yield Municipal Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Municipal Debt Funds universe for the periods noted. Funds in the Lipper Average invest at least 50% of their assets in lower-rated municipal debt issues. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 4.69%.

Investors cannot invest directly in an index or average. The returns for the indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 4/30/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	Taxable Equivalent 30-Day Subsidized Yield*** at Federal Tax Rates of		SEC 30-Day Unsubsidized Yield** (%)	Taxable Equivalent 30-Day Unsubsidized Yield*** at Federal Tax Rates of
			37.0 (%)	40.8 (%)		37.0 (%)	40.8 (%)
Class A	0.40	2.64	4.19	4.46	2.64	4.19	4.46
Class B	0.37	2.52	4.00	4.26	2.52	4.00	4.26
Class C	0.32	2.11	3.35	3.56	2.11	3.35	3.56
Class Z	0.42	2.99	4.75	5.05	2.99	4.75	5.05
Class R6	0.43	3.03	4.81	5.12	2.82	4.48	4.76

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Muni High Income Fund	9

Your Fund’s Performance (continued)

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

***Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. The taxable equivalent yield is the yield an investor would have to earn on a taxable investment in order to equal the yield provided by a tax-exempt municipal bond. The taxable equivalent yields presented in the table use the highest marginal federal individual income tax rate (37.0%) and the highest marginal federal individual income tax rate plus the 3.8% net investment income tax (40.8%).

Credit Quality expressed as a percentage of total investments as of 4/30/19 (%)
AAA	4.8
AA	9.0
A	22.4
BBB	30.1
BB	10.5
B	5.4
CCC	0.2
CC	0.6
Not Rated	16.9
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Muni High Income Fund’s Class Z shares rose 5.90% in the 12-month reporting period that ended April 30, 2019, underperforming the 6.16% return of the Bloomberg Barclays Municipal Bond Index, the 7.21% return of the Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%) [the Index]*, and the 6.03% return of the Lipper High Yield Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

•

Municipal securities exhibited solid performance during the reporting period as mutual funds experienced positive inflows, driven by record inflows in the first quarter of 2019. On the issuance front, supply was manageable during the period, contributing to a favorable supply/demand environment. For the full period, municipal bonds outperformed Treasury bonds across the yield curve.

•

During the period, the Federal Reserve hiked interest rates three times by 25 basis points each—in June, September, and December—before pivoting to a more dovish stance during the first quarter of 2019. (One basis point equals 0.01%.) The municipal yield curve, as measured by the yield difference between 5-year and 30-year municipals, steepened during the period as front-end rates declined more than rates declined on the long end.

•

On the credit front, states benefited from robust revenue growth in the period, driven by a healthy US economy. The timing of the fiscal 2019 income tax receipts was affected by taxpayers’ response to federal tax code changes. As a result, certain income tax-dependent states reported shortfalls for much of the year, which were generally offset by healthy April 2019 receipts. Following the successful Puerto Rico Sales Tax Refinancing Corp. (COFINA) debt exchange in the first quarter of 2019, investors will now focus on Puerto Rico general obligation (GO) debt restructuring negotiations as the Federal Oversight and Management Board (FOMB) intends to submit a GO restructuring plan by the end of 2019. Unfunded retiree obligations remain a broader long-term issue, with Illinois and New Jersey at the forefront of this concern.

What worked?

•

The Fund’s longer duration versus the Index contributed positively to performance as yields fell across the curve during the reporting period. Duration measures the sensitivity of the price (the value of principal) of a bond to a change in interest rates.

•	An overweight versus the Index in Illinois GO bonds, which outperformed during the period, contributed favorably to performance as spreads tightened.

*The Bloomberg Barclays Municipal Bond Index (50%) / Bloomberg Barclays Municipal High Yield Bond Index (50%) is used for the purposes of discussing the Fund’s relative performance with respect to sector weightings, credit ratings, and security selections.

PGIM Muni High Income Fund	11

Strategy and Performance Overview (continued)

•	An overweight versus the Index in health care bonds, which outperformed during the period, contributed favorably to performance.

What didn’t work?

•

The Fund’s overweight in long-term municipal bonds versus the Index detracted from performance as spreads (the difference in yields) between long-term municipal bonds and shorter-term maturities widened.

•	The Fund’s underweight in US territory credits detracted from performance as prices recovered from severely distressed levels post Hurricane Maria.

•	The Fund’s underweight in Chicago Board of Education bonds had a negative impact as spreads tightened during the period.

•	The Fund’s overweight in the charter school sector detracted from performance as spreads widened during the period.

Did the Fund use derivatives and, if so, how did they affect performance?

The Fund held futures contracts on US Treasuries to shorten the portfolio’s duration, which reduced its sensitivity to changes in the level of rates. Overall, this strategy had a slightly negative impact on performance during the reporting period.

Current outlook

Looking ahead, municipal market technicals (supply and demand) are expected to remain strong as demand is very robust and new-issue supply remains modest. For 2019, negative net supply is expected where interest and principal payments outpace issuance. A stable rate environment should be supportive of continued mutual fund flows, which hit a record pace through the end of the period. Despite the strong outperformance and relatively rich valuations versus Treasuries, the positive technical framework is expected to remain in place through the summer, resulting in solid returns.

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Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended April 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Muni High Income Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Muni High Income Fund		Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,054.40	0.85%	$4.33
	Hypothetical	$1,000.00	$1,020.58	0.85%	$4.26
Class B	Actual	$1,000.00	$1,051.70	1.17%	$5.95
	Hypothetical	$1,000.00	$1,018.99	1.17%	$5.86
Class C	Actual	$1,000.00	$1,050.50	1.60%	$8.13
	Hypothetical	$1,000.00	$1,016.86	1.60%	$8.00
Class Z	Actual	$1,000.00	$1,054.50	0.64%	$3.26
	Hypothetical	$1,000.00	$1,021.62	0.64%	$3.21
Class R6	Actual	$1,000.00	$1,055.80	0.60%	$3.06
	Hypothetical	$1,000.00	$1,021.82	0.60%	$3.01

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended April 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended April 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of April 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.8%

Alabama 0.5%
Jefferson Cnty. Sewer Rev.,
Sr. Lien, Warrants, Ser. A, AGM, Rfdg.	5.000%		10/01/44	500	$550,705
Sr. Lien, Warrants, Ser. A, AGM, Rfdg.	5.250		10/01/48	500	555,680
Selma Indl. Dev. Brd. Rev.,
Gulf Opp. Zone, Intl. Paper Co., Ser. A	5.800		05/01/34	1,000	1,036,410
Gulf Opp. Zone, Intl. Paper Co., Ser. A	6.250		11/01/33	1,750	1,786,540

					3,929,335

Arizona 3.9%
Arizona Indl. Dev. Auth. Rev.,
Basis Schs. Proj., Ser. A, Rfgd., 144A	5.375		07/01/50	1,000	1,064,980
Pinecrest Academy-Horizon Inspirada & St. Rose Campus, Ser. A, 144A	5.750		07/15/48	1,500	1,639,215
Maricopa Cnty. Indl. Dev. Auth. Rev.,
Horizon Cmnty. Learning Ctr., Rfdg.	5.000		07/01/35	2,000	2,086,680
Paradise Schs. Projs. Parago, Rfdg., 144A	5.000		07/01/47	1,000	1,050,250
Reid Traditional Schs. Projs.	5.000		07/01/47	1,000	1,076,540
Phoenix City Indl. Dev. Auth. Rev.,
Basis Schs. Projs., Rfdg., 144A	5.000		07/01/45	1,000	1,040,240
Basis Schs. Projs., Ser. A, Rfdg., 144A	5.000		07/01/46	1,000	1,039,690
Great Hearts Academies Proj.	5.000		07/01/44	2,250	2,390,580
Pima Cnty. Indl. Dev. Auth. Rev., Tucson Elec. Pwr. Co. Proj., Rfdg.	4.000		09/01/29	3,000	3,136,470
Salt Verde Fin. Corp. Gas Rev.,
Sr. Bonds	5.000		12/01/32	4,890	6,036,656
Sr. Bonds	5.000		12/01/37	9,705	12,222,477
Tempe Indl. Dev. Auth. Rev., Friendship Vlg., Ser. A, Rfdg.	6.250		12/01/42	1,000	1,056,620

					33,840,398

California 9.2%
ABAG Fin. Auth. for Nonprofit Corp. Rev., Episcopal Sr. Cmnty., Rfdg.	6.125		07/01/41	775	834,101
California Cnty. Tob. Secur. Agcy. Rev.,
Conv., CABS	5.250	(cc)	06/01/21	2,220	2,256,075
Conv., CABS	5.450	(cc)	06/01/28	4,500	4,579,290
Conv., CABS, Ser. B	5.100	(cc)	06/01/28	1,750	1,750,525
California Hlth. Facs. Fin. Auth. Rev.,
St. Joseph Hlth. Sys., Ser. A	5.750		07/01/39	1,770	1,781,647
Stanford Hosp., Ser. A-3, Rfdg. (Pre-refunded 11/15/21)(ee)	5.500		11/15/40	750	825,562

See Notes to Financial Statements.

PGIM Muni High Income Fund	15

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

California (cont’d.)
California Mun. Fin. Auth. Rev.,
CHF-Davis I, LLC, W. Village Student Housing Proj.	5.000%		05/15/51	1,000	$1,132,580
River Chrt. Schs., Ser. A, 144A	5.500		06/01/48	750	799,695
Sr. Lien, LINXS APM Proj., Ser. A, AMT	5.000		12/31/47	1,250	1,422,462
California Poll. Ctrl. Fin. Auth. Rev.,
Green Bond, Calplant I Proj., AMT, 144A	8.000		07/01/39	2,750	2,980,615
Wtr. Facs., Amer. Wtr. Cap. Corp. Proj., 144A	5.250		08/01/40	500	523,095
California St.,
GO, Var. Purp.	5.500		11/01/39	1,000	1,018,790
GO, Var. Purp.	6.000		11/01/39	1,500	1,533,240
California St. Pub. Wks. Brd. Lease Rev., Judicial Council Proj., Ser. D	5.000		12/01/31	1,000	1,077,470
California St. Sch. Fin. Auth. Chrt. Sch. Rev.,
Alliance Clg.-Ready Pub. Schs., Ser. A, 144A	5.000		07/01/45	750	815,520
Kipp LA Proj., Ser. A, 144A	5.000		07/01/45	650	709,430
Kipp LA Proj., Ser. A, 144A	5.000		07/01/47	820	914,718
California Statewide Cmntys. Dev. Auth. Rev.,
899 Charleston Proj., Ser. A, Rfdg., 144A	5.250		11/01/44	750	803,498
BE. Grp., 144A	7.250		11/15/41	500	513,570
Cottage Hlth. Oblig. Grp., Rfdg.	5.000		11/01/40	2,000	2,074,180
Loma Linda Univ. Med. Ctr., Ser. A	5.250		12/01/44	1,000	1,086,900
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.250		12/01/43	4,475	5,045,383
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.250		12/01/56	3,500	3,844,610
Loma Linda Univ. Med. Ctr., Ser. A, 144A	5.500		12/01/58	3,000	3,408,870
Fontana Spl. Tax Cmnty. Facs., Dist. 22, Sierra Hills, Rfdg.	5.000		09/01/34	500	546,070
Golden St. Tob. Secur. Corp., Tob. Settlement Rev.,
Asset Bkd., 1st Sub., Ser. B, CABS	6.661	(t)	06/01/47	10,000	1,587,800
Asset Bkd., Sr., Ser. A-2, CABS	5.300	(cc)	06/01/37	5,000	5,087,350
Ser. A-1, Rfdg.	5.000		06/01/47	3,525	3,449,882
Ser. A-1, Rfdg.	5.250		06/01/47	2,500	2,515,400
Ser. A-2, Rfdg.	5.000		06/01/47	3,500	3,425,415
Inland Valley Dev. Agcy. Tax Alloc., Ser. A, Rfdg.	5.000		09/01/44	1,000	1,111,690
Lincoln Pub. Fing., Auth. Spl. Assmt., Twelve Bridges, Sub., Ser. B	6.000		09/02/27	1,000	1,093,970
Long Beach Bond Fin. Auth. Nat. Gas Pur. Rev.,
Ser. A	5.000		11/15/35	3,510	4,401,856
Ser. A	5.500		11/15/37	685	908,098
M-S-R Energy Auth. Calif. Rev.,
Ser. A	6.500		11/01/39	2,060	3,035,843
Ser. A	7.000		11/01/34	1,650	2,429,064
Palomar Pomerado Healthcare Dist. Calif., COP (Pre-refunded 11/01/20)(ee)	6.000		11/01/41	1,800	1,918,656

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

California (cont’d.)
Port of Oakland Rev., Ser. O, AMT, Rfdg.	5.125%	05/01/31	1,000	$1,057,800
Riverside Cnty. Pub. Fing. Auth. Rev., Capital Facs. Proj.	5.250	11/01/45	1,000	1,169,330
San Buenaventura Rev.,
Cmnty. Mem. Hlth. Sys.	7.500	12/01/41	1,000	1,110,130
Cmnty. Mem. Hlth. Sys.	8.000	12/01/26	500	568,565
San Francisco City & Cnty. Arpt. Comm. Rev., Ser. C, AMT, Rfdg.	5.000	05/01/25	1,000	1,062,020
Santa Margarita Wtr. Dist. Spl. Tax Cmty. Facs., Ser. 2013-1, Vlg. of Sendero	5.625	09/01/36	675	733,131
South Bayside Wste. Mgmt. Auth., Sol. Wste. Enterprise Rev., Shoreway Environmental, Ser. A	6.000	09/01/36	500	506,955

				79,450,851

Colorado 2.7%
City & Cnty. of Denver Arpt. Sys. Rev., Sub. Sys., Ser. A, AMT, Rfdg.	4.000	12/01/48	2,000	2,089,260
City & Cnty. of Denver Rev., United Airlines Inc. Proj., AMT, Rfdg.	5.000	10/01/32	500	539,075
Colorado Bridge Enterprise Rev., Central 70 Proj., AMT	4.000	06/30/51	1,500	1,543,635
Colorado Edl. & Cultural Facs. Auth. Rev.,
Impt., Chrt. Sch. Univ. LA, Rfdg.	5.000	12/15/45	1,000	1,051,080
Lighthouse Bldg. Corp., Rfdg.	5.000	11/01/44	885	907,638
Rfdg. & Impt., Chrt. Sch. Skyview Academy Proj., 144A	5.375	07/01/44	1,350	1,402,542
Windsor Chrt. Sch., Rfdg., 144A	5.000	09/01/46	1,390	1,392,933
Colorado Hlth. Facs. Auth. Rev.,
Christian Living Cmntys. Proj., Rfdg.	5.250	01/01/37	550	570,702
Covenant Retirement Cmntys., Rfdg.	5.000	12/01/35	1,250	1,375,850
Vail Valley Med. Ctr. Proj.	4.000	01/15/45	2,500	2,588,900
E-470 Pub. Hwy. Auth. Rev., Ser. C, Rfdg.	5.375	09/01/26	1,000	1,041,860
Park Creek Met. Dist. Ltd. Ppty. Tax Alloc., Sr. Lmt. Prop. TA., Rfdg.	5.000	12/01/45	1,500	1,650,780
Plaza Co. Met. Dist. 1 Tax Alloc., Rfdg., 144A	5.000	12/01/40	1,000	1,036,400
Pub. Auth. Energy Nat. Gas Pur. Rev.,
	6.500	11/15/38	4,045	6,026,484

				23,217,139

See Notes to Financial Statements.

PGIM Muni High Income Fund	17

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Connecticut 0.6%
Connecticut St. Hlth. & Edl. Facs. Auth. Rev., Western Conn. Hlth., Ser. M	5.375%	07/01/41	1,250	$1,321,537
Harbor Point Infrastructure Impt. Dist. Tax Alloc.,
Harbor Point Proj. Rfdg., 144A	5.000	04/01/39	2,000	2,140,060
Harbor Point Proj., Ser. A (Pre-refunded 04/01/20)(ee)	7.875	04/01/39	2,000	2,112,420

				5,574,017

Delaware 0.4%
Delaware St. Econ. Dev. Auth. Rev.,
Chrt. Sch.-Aspira Chrt., Ser. A	5.000	06/01/36	1,000	1,066,800
Newark Chrt. Sch., Inc., Ser. A, Rfdg.	5.000	09/01/46	500	543,150
Delaware St. Hlth. Facs. Auth. Rev., Nanticoke Mem. Hosp., Rfdg.	5.000	07/01/32	1,375	1,484,024

				3,093,974

District of Columbia 1.4%
Dist. of Columbia, Rev.,
Friendship Pub. Chrt. Sch.	5.000	06/01/42	3,500	3,660,895
Gallaudet Univ.	5.500	04/01/34	400	425,984
Kipp Chrt. Sch., Rfdg. (Pre-refunded 07/01/23)(ee)	6.000	07/01/43	850	997,050
Kipp Chrt. Sch., Rfdg. (Pre-refunded 07/01/23)(ee)	6.000	07/01/48	725	850,425
Kipp DC Iss., Ser. A, Rfdg.	5.000	07/01/48	1,250	1,384,775
Rocketship DC, Oblig. Grp., Ser. A, 144A	5.000	06/01/49	2,000	2,075,620
Metropolitan Washington D.C. Arpt. Auth. Sys. Rev., Dulles Toll Rd., Ser. A, Rfdg.	5.000	10/01/53	2,500	2,650,775

				12,045,524

Florida 8.9%
Boggy Creek Impt. Dist. Spl. Assmt., Ser. 2013, Rfdg.	5.125	05/01/43	2,695	2,726,154
Broward Cnty. Sys. Arpt. Rev., Ser. A, AMT	5.250	10/01/43	1,500	1,653,240
Capital Tr. Agcy. Rev., Air Cargo, Aero Miami FX LLC, Sr. Lien, Ser. A, Rfdg.	5.350	07/01/29	1,915	1,969,137
Celebration Pointe CDD 1 Spl. Assmt., Alachua Cnty., 144A	5.000	05/01/48	1,000	1,024,490
Citizens Ppty. Ins. Corp. Rev., Sr. Sec’d., Ser. A-1	5.000	06/01/22	1,000	1,098,530
Cityplace CDD Spl. Assmt., Rfdg.	5.000	05/01/26	1,000	1,128,330
Davie Edl. Facs. Rev., Nova Southeastern Univ. Proj., Ser. A	5.625	04/01/43	500	549,450

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Florida (cont’d.)
Davie Edl. Facs. Rev., (cont’d.) Nova Southeastern Univ. Proj., Ser. A	6.000%		04/01/42	1,000	$1,122,510
Florida Dev. Fin. Corp. Rev.,
Bay Area Chrt. Fndtn., Ser. A	7.750		06/15/42	2,000	2,131,600
Renaissance Chrt. Sch., Ser. A	6.000		09/15/40	1,750	1,801,993
Virgin Trains USA Pass, Ser. A, AMT, Rfdg. (Mandatory put date 01/01/29), 144A	6.500	(cc)	01/01/49	5,000	5,122,850
Florida Higher Edl. Facs. Fin. Auth. Rev., Ringling Clg. Proj.	5.000		03/01/47	2,500	2,755,800
Greater Orlando Aviation Auth. Orlando Arpt. Facs. Rev.,
Priority, Sub-Ser. A, AMT	4.000		10/01/52	3,350	3,493,614
Spl. Purp. - JetBlue Airways Corp. Proj., AMT, Rfdg.	5.000		11/15/26	500	537,600
Spl. Purp. - JetBlue Airways Corp. Proj., AMT, Rfdg.	5.000		11/15/36	4,700	4,935,799
Indigo Cmnty. Dev. Dist. Spl. Assmt., (original cost $820,000; purchased 02/16/05)^(d)(f)	5.750		05/01/36	820	483,800
Lakewood Ranch Stewardship Dist., Spl. Assmt.,
Lakewood Centre North Proj.	4.875		05/01/45	1,000	1,012,470
Lakewood Nat’l. & Polo Run Projs.	4.625		05/01/27	500	517,825
Lakewood Nat’l. & Polo Run Projs.	5.375		05/01/47	1,000	1,050,000
N E sector Proj., Phase 1B, 144A	5.450		05/01/48	1,000	1,053,160
Vlg. Lakewood Ranch S. Proj.	4.250		05/01/26	250	254,223
Vlg. Lakewood Ranch S. Proj.	5.125		05/01/46	1,500	1,537,170
Martin Cnty. Indl. Dev. Auth. Rev.,
Indiantown Cogeneration Proj., AMT, Rfdg., 144A	3.950		12/15/21	1,750	1,783,670
Indiantown Cogeneration Proj., AMT, Rfdg., 144A	4.200		12/15/25	1,000	1,019,080
Midtown Miami Cmnty. Dev. Dist. Spl. Assmt., Pkg. Garage Proj., Ser. A, Rfdg.	5.000		05/01/37	1,980	2,064,368
North Sumter Cnty. Util. Dependent Dist.,
Solid Wste. Rev.	5.000		10/01/42	2,000	2,120,040
Util. Rev.	5.750		10/01/43	1,500	1,584,495
Orange Cnty. Hlth. Facs. Auth. Rev., Orlando Hlth. Oblig. Grp., Ser. A	4.000		10/01/49	3,450	3,595,659
Palm Beach Hlth. Facs. Auth. Rev.,
BRRH Corp. Oblig. Grp., Rfdg.	5.000		12/01/31	500	559,400
Sinai Residences Boca Raton Proj., Ser. A, Rfdg.	7.500		06/01/49	1,000	1,126,560
Sarasota Cnty. Pub. Hosp. Dist. Rev., Sarasota Mem. Hosp.	4.000		07/01/48	5,000	5,177,200
South Lake Cnty. Hosp. Dist. Rev.,
South Lake Hosp., Rfdg.	5.250		10/01/34	1,250	1,285,550
South Lake Hosp., Ser. A	6.250		04/01/39	1,910	1,915,444
South Miami Hlth. Facs. Auth. Rev., Baptist Hlth. South Florida, Rfdg.	5.000		08/15/47	1,000	1,142,500
Tallahassee Hlth. Facs. Mem. Rev., Ser. A	5.000		12/01/55	1,430	1,557,756

See Notes to Financial Statements.

PGIM Muni High Income Fund	19

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Florida (cont’d.)
Village CDD No. 7, Fla. Spl. Assmt., Rfdg.	4.000%	05/01/36	1,910	$1,991,251
Village CDD No. 8, Fla. Spl. Assmt., Phase II, Rfdg.	6.125	05/01/39	2,100	2,180,430
Village CDD No. 9,
Fla. Spl. Assmt.	7.000	05/01/41	755	830,583
Fla. Spl. Assmt., Rfdg.	5.500	05/01/42	2,080	2,198,602
Village CDD No.10,
Fla. Spl. Assmt.	5.125	05/01/43	1,070	1,155,129
Fla. Spl. Assmt.	6.000	05/01/44	900	1,016,919
Village CDD No.11, Fla. Spl. Assmt.	4.500	05/01/45	1,405	1,438,537
Village CDD No.12, Fla. Spl. Assmt., 144A	4.250	05/01/43	2,900	2,978,619

				76,681,537

Georgia 1.1%
Atlanta Arpt. Rev., Gen., Ser. B, AMT, Rfdg.	5.000	01/01/30	500	523,105
Atlanta Dev. Auth. Rev., GA Proton Treatment Ctr., Ser. A-1	6.000	01/01/23	1,700	1,724,446
Burke Cnty. Dev. Auth. Rev., Oglethorpe Pwr. Corp.-Vogtle Proj., Ser. D, Rfdg.	4.125	11/01/45	2,000	2,054,180
Clayton Cnty. Dev. Auth. Spl. Facs. Rev., Delta Air Lines, Ser. A, Rfdg.	8.750	06/01/29	2,000	2,143,060
Henry Cnty. Wtr. & Swr. Auth. Rev., AMBAC	6.150	02/01/20	385	398,067
Priv. Colleges & Univs. Auth. Rev., Savannah Clg. Art & Design Proj.	5.000	04/01/44	1,500	1,634,295
Rockdale Cnty. Dev. Auth. Rev., Pratt Paper LLC Proj., AMT, Rfdg., 144A	4.000	01/01/38	1,000	1,014,610

				9,491,763

Hawaii 0.6%
Hawaii St. Dept. Budget & Fin. Rev.,
Spl. Purp. Rev., 15 Craigside Proj., Ser. A (Pre-refunded 11/15/19)(ee)	9.000	11/15/44	1,000	1,038,560
Spl. Purp. Rev., Hawaii Pacific Hlth. Oblig., Ser. A	5.500	07/01/43	2,500	2,782,500
Spl. Purp. Rev., Hawaiian Elec. Co.	6.500	07/01/39	1,000	1,009,460

				4,830,520

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Illinois 12.6%
Chicago Brd. of Edu.,
GO, Ser. A	5.500%	12/01/39	535	$552,564
GO, Ser. A, 144A	7.000	12/01/46	1,500	1,816,035
GO, Ser. A, Rfdg.	5.000	12/01/35	500	536,160
GO, Ser. A, Rfdg.	7.000	12/01/44	3,190	3,730,737
GO, Ser. C	5.250	12/01/35	1,015	1,076,824
GO, Ser. D	5.000	12/01/46	1,470	1,540,634
GO, Ser. G, Rfdg.	5.000	12/01/34	2,155	2,315,978
GO, Ser. H	5.000	12/01/46	2,390	2,511,125
Spl. Tax	6.000	04/01/46	1,500	1,735,875
Chicago O’Hare Int’l. Arpt. Rev.,
Gen., Sr. Lien, Ser. D, AMT	5.000	01/01/52	1,000	1,117,470
Gen., Third Lien, Ser. C, AMT, Rfdg.	5.375	01/01/39	1,500	1,646,250
Ser. C, AMT, Rfdg.	4.375	01/01/40	2,000	2,104,200
Sr. Lien, Ser. A, AMT, Rfdg.	5.000	01/01/48	1,000	1,149,800
Sr. Lien, Ser. G, AMT	5.000	01/01/52	1,000	1,117,470
Trips Oblig. Grp., AMT	5.000	07/01/48	1,000	1,126,440
Chicago Transit Auth. Rev., Second Lien	5.000	12/01/46	5,000	5,523,250
Chicago Wstwtr. Transmn. Rev., Second Lien, Ser. C, Rmkt., Rfdg.	5.000	01/01/39	3,355	3,637,625
Chicago, IL,
GO, Ser. 2003 B, Rmkt., Rfdg.	5.000	01/01/23	750	802,463
GO, Ser. 2005 D, Rmkt., Rfdg.	5.500	01/01/37	5,790	6,292,282
GO, Ser. 2007 E, Rmkt., Rfdg.	5.500	01/01/35	3,000	3,275,910
GO, Ser. A	5.500	01/01/39	1,865	2,018,676
GO, Ser. A	5.500	01/01/49	1,000	1,103,170
GO, Ser. A, Rfdg.	5.000	01/01/34	3,600	3,789,900
GO, Ser. A, Rfdg.	6.000	01/01/38	2,500	2,848,850
GO, Ser. C, Rfdg.	5.000	01/01/26	1,000	1,106,340
GO, Ser. C, Rfdg.	5.000	01/01/38	2,500	2,648,450
Illinois Fin. Auth. Rev.,
Field Museum of Natural History, Rmkt.	4.450	11/01/36	1,000	1,077,470
Impt., Chicago Intl., Rfdg.	5.000	12/01/47	1,000	1,070,870
Presence Hlth. Netw. Ser. C (Pre-refunded 02/15/27)(ee)	4.000	02/15/41	10	11,427
Presence Hlth. Netw. Ser. C, Unrefunded	4.000	02/15/41	5,990	6,349,999
Provena Hlth., Ser. A (Pre-refunded 08/15/19)(ee)	7.750	08/15/34	10	10,172
Illinois St.,
GO	4.000	06/01/36	3,000	2,927,820
GO	5.000	04/01/31	2,000	2,109,720
GO	5.000	01/01/32	1,335	1,427,102
GO	5.000	05/01/33	950	998,507
GO	5.000	03/01/36	1,800	1,853,118

See Notes to Financial Statements.

PGIM Muni High Income Fund	21

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Illinois (cont’d.)
Illinois St., (cont’d.)
GO	5.000%	05/01/36	2,000	$2,090,300
GO	5.000	02/01/39	2,215	2,299,436
GO	5.000	05/01/39	3,000	3,118,830
GO	5.250	07/01/31	1,000	1,058,010
GO, Rfdg.	5.000	08/01/25	1,000	1,052,930
GO, Ser. A	5.000	01/01/33	2,000	2,062,600
GO, Ser. A	5.000	01/01/34	1,600	1,648,256
GO, Ser. A	5.000	12/01/35	2,000	2,143,060
GO, Ser. A	5.000	12/01/42	2,500	2,649,550
GO, Ser. D	5.000	11/01/27	4,000	4,421,280
Railsplitter Tob. Settlement Auth. Rev., (Pre-refunded 06/01/21)(ee)	6.000	06/01/28	2,250	2,448,855
Regl. Transn. Auth. Rev.,
Ser. A	4.000	06/01/38	4,015	4,210,852
Ser. A	4.000	06/01/39	3,015	3,155,439
Springfield Elec. Rev., Sr. Lien, Rfdg., AGM	4.000	03/01/40	1,500	1,556,685

				108,876,766

Indiana 0.6%
Indiana St. Fin. Auth. Rev., Drexel Fndtn. Edl. Facs. Proj., Ser. A	7.000	10/01/39	1,000	1,006,470
Valparaiso Rev.,
Pratt Paper LLC Proj., AMT	5.875	01/01/24	700	762,769
Pratt Paper LLC Proj., AMT	7.000	01/01/44	1,500	1,744,140
Vigo Cnty. Hosp. Auth. Rev., Union Hosp., Inc. (Pre-refunded 09/01/21)(ee)	7.750	09/01/31	1,500	1,706,085

				5,219,464

Iowa 0.1%
Iowa St. Fin. Auth. Rev.,
Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj.,
Rfdg.	3.125	12/01/22	500	503,185
Midwstrn. Disaster Area, Iowa Fertilizer Co. Proj.,
Rfdg.	5.000	12/01/19	420	425,590

				928,775

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Kansas 0.1%
Kansas St. Dev. Fin. Auth. Rev., Adventist Hlth. Sys./Sunbelt, Ser. C, Rfdg. (Pre-refunded 11/15/19)(ee)	5.750%	11/15/38	20	$20,423
Wyandotte Cnty.-Kansas City Unified Govt. Rev., Legends Apts. Garage & West Lawn Proj.	4.500	06/01/40	1,000	1,015,380

				1,035,803

Kentucky 0.6%
Kentucky Econ. Dev. Fin. Auth. Hosp. Facs. Rev., Baptist Healthcare Sys., Ser. B	5.000	08/15/46	3,500	3,888,885
Owen Cnty. Wtrwks. Sys. Rev.,
Amern. Wtr. Co. Proj., Ser. A	6.250	06/01/39	500	501,650
Amern. Wtr. Co. Proj., Ser. B	5.625	09/01/39	500	505,775

				4,896,310

Louisiana 0.9%
Jefferson Parish Econ. Dev. & Port Dist. Rev., Kenner Discovery Hlth. Sciences Academy Proj., Ser. A, 144A	5.625	06/15/48	2,000	2,068,340
Louisiana Loc. Govt. Envir. Facs. & Cmnty. Dev. Auth. Rev.,
Westlake Chem. Corp., Ser. A-2	6.500	11/01/35	1,000	1,063,260
Woman’s Hosp. Fndtn., Ser. A (Pre-refunded 10/01/20)(ee)	6.000	10/01/44	2,000	2,122,220
Louisiana Pub. Facs. Auth. Rev., Ochsner Clinic Fndtn. Proj., Rfdg.	5.000	05/15/47	1,000	1,092,920
New Orleans Sewerage Serv. Rev., Rfdg.	5.000	06/01/44	1,000	1,075,190

				7,421,930

Maine 0.3%
Maine St. Hlth. & Higher Edl. Facs. Auth. Rev., Maine General Med. Ctr.	7.500	07/01/32	2,000	2,212,360

Maryland 1.4%
Frederick Cnty. Spl. Oblig. Rev., Jefferson Tech. Park, Ser. B, 144A	7.125	07/01/43	1,990	2,003,572
Frederick Cnty. Spl. Oblig. Tax, Sub. Urbana Cmnty. Dev. Auth., Ser. B	5.500	07/01/40	4,390	4,515,422
Howard Cnty. Tax Alloc., Annapolis Junction Twn. Ctr. Proj.	6.100	02/15/44	1,420	1,458,283

See Notes to Financial Statements.

PGIM Muni High Income Fund	23

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Maryland (cont’d.)
Maryland Econ. Dev. Corp., Poll. Ctrl. Rev.,
Potomac Elect. Pwr. Co., Rfdg.	6.200%	09/01/22	1,000	$1,018,980
Transn. Facs. Proj., Ser. A, Rfdg.	5.000	06/01/35	1,000	1,152,400
Maryland St. Hlth. & Higher Edl. Facs. Auth. Rev.,
Charlestown Cmnty., Rfdg. (Pre-refunded 01/01/21)(ee)	6.250	01/01/41	1,500	1,611,195
Lifebridge Hlth. (Pre-refunded 07/01/21)(ee)	6.000	07/01/41	600	654,438

				12,414,290

Massachusetts 0.9%
Massachusetts St. Dev. Fin. Agcy. Rev.,
Ser. A, Rfdg.	4.000	07/01/44	2,615	2,691,646
Tufts Med. Ctr., Ser. I, Rfdg. (Pre-refunded 01/01/21)(ee)	7.250	01/01/32	1,200	1,307,520
Tufts Med. Ctr., Ser. I, Rfdg. (Pre-refunded 01/01/21)(ee)	7.250	01/01/32	800	871,680
Massachusetts St. Port Auth. Spl. Facs. Rev., Bosfuel Proj., AMT, NATL	5.000	07/01/32	3,000	3,008,790

				7,879,636

Michigan 1.2%
Michigan Fin. Auth. Rev.,
Henry Ford Hlth. Sys., Ser. A, Rfdg.	4.000	11/15/50	1,500	1,573,020
Sr. Lien, Detroit Wtr. & Swr., Ser. C-1	5.000	07/01/44	1,000	1,069,670
Michigan St. Bldg. Auth. Rev., Facs. Prog., Ser. I-A, Rfdg.	5.375	10/15/41	750	810,900
Michigan St. Strategic Fund Rev.,
I-75 Imp. Proj., AMT	5.000	06/30/48	500	570,125
I-75 Imp. Proj., AMT, AGM	4.500	06/30/48	1,250	1,337,588
Var. Detroit Ed., Rmkt., Rfdg.	5.625	07/01/20	1,000	1,041,350
Oakland Cnty. Econ. Dev. Corp. Oblg. Rev., Roman Catholic Archdiocese Detroit, Rfdg.	6.500	12/01/20	1,010	1,028,190
Summit Academy Rev., Rfdg.	6.250	11/01/25	1,570	1,571,303
Wayne Cnty. Arpt. Auth. Rev., Detroit Met. Arpt., Ser. D, AMT, Rfdg.	5.000	12/01/28	1,500	1,646,670

				10,648,816

Minnesota 1.0%
Hugo Rev., Chrt. Sch. Lease, Noble Academy Proj., Ser. A	5.000	07/01/44	1,250	1,288,900

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Minnesota (cont’d.)
Rochester Rev., Mayo Clinic	4.000%		11/15/48	3,000	$3,211,770
St. Cloud Rev.,
Centracare Hlth., Rfdg.	4.000		05/01/49	1,000	1,062,320
Centracare Hlth., Ser. A, Rfdg.	4.000		05/01/37	1,250	1,332,912
St. Paul Hsg. & Redev. Auth. Hosp. Rev., Hlth. East Care Sys. Proj., Rfdg. (Pre-refunded 11/15/25)(ee)	5.000		11/15/44	1,000	1,192,400
St. Paul Port Auth. Sol. Wste. Disp. Rev., Gerdau St. Paul Steel Mill Proj., Ser. 7, AMT, 144A	4.500		10/01/37	1,000	976,700

					9,065,002

Mississippi 0.1%
Mississippi St. Bus. Fin. Corp. Rev., Chevron USA, Inc., Ser. F, FRDD (Mandatory put date 05/01/19)	2.310	(cc)	11/01/35	800	800,000

Missouri 2.3%
Joplin Indl. Dev. Auth. Rev., Freeman Hlth. Sys., Rfdg.	5.000		02/15/35	1,000	1,087,330
Lees Summit, Tax Alloc., Rfdg. & Impt., Summit Fair Proj., 144A	4.875		11/01/37	2,000	1,968,060
Manchester Tax Increment & Transn. Rev., Hwy. 141, Manchester Rd. Proj., Rfdg.	6.875		11/01/39	1,500	1,505,970
Missouri St. Hlth. & Ed. Facs. Auth. Rev.,
BJC Hlth. Sys., Ser. A	4.000		01/01/45	2,010	2,102,038
Lutheran Sr. Svcs.	6.000		02/01/41	1,000	1,048,670
Lutheran Sr. Svcs., Rfdg.	5.000		02/01/44	4,000	4,221,840
Lutheran Sr. Svcs., Ser. A	5.000		02/01/42	1,500	1,635,000
Poplar Bluff Regl. Transn. Dev. Dist. Rev., Transn. Sales Tax	4.750		12/01/42	2,100	2,173,731
St. Louis Cnty. Indl. Dev. Auth. Rev.,
Friendship Vlg. St. Louis Oblig. Grp., Ser. A	5.250		09/01/53	2,000	2,166,360
Friendship Vlg. Sunset Hills, Ser. A	5.875		09/01/43	1,000	1,085,820
St. Andrews Res. Srs. Oblig., Ser. A, Rfdg.	5.125		12/01/45	1,000	1,048,570

					20,043,389

Nevada 0.3%
Clark Cnty. Impt. Dist. Spl. Assmt., Dist. No. 142, Mountains Edge Loc. Impvt., Rfdg.	4.000		08/01/23	1,235	1,284,585

See Notes to Financial Statements.

PGIM Muni High Income Fund	25

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Nevada (cont’d.)
Nevada St. Dept. of Bus. & Ind. Rev.,
Somerset Acad., Ser. A, 144A	5.000%	12/15/48	500	$519,660
Somerset Acad., Ser. A, 144A	5.125	12/15/45	1,000	1,048,210

				2,852,455

New Jersey 8.1%
New Jersey Econ. Dev. Auth. Rev.,
Continental Airlines, Inc., Proj., AMT, Rfdg.	5.750	09/15/27	1,530	1,687,774
Continental Airlines, Inc., Proj., Spec. Facs. AMT	5.250	09/15/29	5,000	5,454,050
Continental Airlines, Inc., United Airlines, Inc. Proj., AMT	4.875	09/15/19	790	796,849
Continental Airlines, Inc., United Airlines, Inc. Proj., AMT	5.125	09/15/23	5,000	5,384,950
Continental Airlines, Inc., United Airlines, Inc. Proj., Ser. A, AMT	5.625	11/15/30	2,275	2,589,041
Goethals Bridge, AMT	5.375	01/01/43	1,390	1,534,532
N. Star Academy Chrt. Sch. Newark	5.000	07/15/47	1,000	1,088,250
Port Newark Container, AMT, Rfdg.	5.000	10/01/47	2,500	2,719,375
Ser. AAA	5.000	06/15/41	2,020	2,185,842
Ser. BBB, Rfdg.	5.500	06/15/30	1,500	1,732,920
Ser. DDD	5.000	06/15/42	1,000	1,083,910
Ser. WW	5.250	06/15/40	1,250	1,356,613
St. Gov’t. Bldgs. Proj., Ser. C	5.000	06/15/47	2,000	2,169,020
St. House Proj., Ser. B, Rmkt.	5.000	06/15/43	1,000	1,096,050
Team Academy Chrt. Sch. Proj.	6.000	10/01/43	1,700	1,875,236
Umm Energy Partners, Ser. A, AMT	5.000	06/15/37	1,500	1,585,905
Umm Energy Partners, Ser. A, AMT	5.125	06/15/43	1,100	1,164,361
United Airlines, Inc. Proj., Rmkt., AMT	5.500	06/01/33	2,000	2,214,700
New Jersey Healthcare Facs. Fin. Auth. Rev.,
AHS Hosp. Corp., Rfdg. (Pre-refunded 07/01/21)(ee)	6.000	07/01/41	500	546,485
Barnabas Hlth., Ser. A, Rfdg. (Pre-refunded 07/01/21)(ee)	5.625	07/01/37	1,000	1,083,910
Hackensack Meridian Hlth., Rfgd.	4.000	07/01/52	1,000	1,050,830
RWJ Barnabas Healthcare Sys. Oblig., Ser. A, Rfdg.	5.000	07/01/43	1,500	1,720,305
University Hosp., Ser. A, AGM, Rfdg.	5.000	07/01/46	1,500	1,660,095
Virtua Hlth.	5.750	07/01/33	2,000	2,013,560
New Jersey St. Transn. Tr. Fd. Sys. Auth. Rev.,
Trans. Sys., Ser. A, Rfdg.	5.000	12/15/36	1,250	1,393,812
Trans. Sys., Ser. AA	5.000	06/15/45	1,200	1,283,664
Trans. Sys., Ser. AA	5.000	06/15/46	1,940	2,130,314
Trans. Sys., Ser. AA	5.250	06/15/41	1,000	1,086,960

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

New Jersey (cont’d.)
New Jersey St. Transn. Tr. Fd. Sys. Auth. Rev., (cont’d.)
Trans. Sys., Ser. AA	5.250%		06/15/43	2,000	$2,249,240
New Jersey Tpk. Auth. Rev., Ser. A	4.000		01/01/48	1,000	1,070,640
South Jersey Transn. Auth. LLC, Rev., Ser. A, Rfdg.	5.000		11/01/39	750	817,905
Tob. Settlement Fing. Corp. Rev.,
Ser. A, Rfdg.	5.250		06/01/46	3,000	3,355,770
Sub., Ser. B, Rfdg.	5.000		06/01/46	10,000	10,429,600

					69,612,468

New York 4.6%
Build NYC Resource Corp. Rev., Pratt Paper, Inc. Proj., AMT, Rdfg., 144A	5.000		01/01/35	1,000	1,078,670
Erie Cnty. Tob. Asset Secur. Corp. Cap. Apprec. Rev.,
Asset Bkd., 1st Sub., Ser. B, CABS	7.249	(t)	06/01/47	5,000	676,800
Asset Bkd., 2nd Sub., Ser. C, CABS	7.769	(t)	06/01/50	4,000	374,200
Glen Cove Loc. Econ. Asst. Corp. Rev.,
Garvies Pt. Impt. Proj., Ser. A	5.000		01/01/56	2,105	2,218,481
Garvies Pt. Impt. Proj., Ser. C, CABS (Convert to Fixed on 01/01/24)	0.000	(cc)	01/01/55	1,000	885,540
New York Liberty Dev. Corp. Rev.,
4 World Trade Center Proj., Rfdg.	5.750		11/15/51	1,750	1,918,193
Class 1-3 World Trade Ctr., Rfdg., 144A	5.000		11/15/44	5,000	5,379,650
New York St. Dorm. Auth. Rev., Orange Regl. Med. Ctr., Rfdg., 144A	5.000		12/01/45	1,000	1,097,630
New York Trans. Dev. Corp. Rev.,
Delta Air Lines, Inc.-Laguardia Arpt. Terms. C&D Redev., AMT	5.000		01/01/33	560	653,134
Delta Air Lines, Inc.-Laguardia Arpt. Terms. C&D Redev., AMT	5.000		01/01/34	1,000	1,162,600
Laguardia Arpt., Term. B Redev., Ser. A, AMT	5.000		07/01/46	4,885	5,299,150
Laguardia Arpt., Term. B Redev., Ser. A, AMT	5.250		01/01/50	9,250	10,100,907
Onondaga Civic Dev. Corp. Rev., St. Joseph Hosp. Hlth. Ctr., Ser. 2012 (Pre-refunded 07/01/22)(ee)	5.000		07/01/42	1,000	1,102,840
Port Auth. of NY & NJ Spl. Oblig. Rev.,
JFK Int’l. Air Term.	5.000		12/01/20	340	351,944
JFK Int’l. Air Term.	6.000		12/01/42	2,500	2,645,800
TSASC, Inc., Rev., Ser. A, Rfdg.	5.000		06/01/41	4,750	5,111,095

					40,056,634

See Notes to Financial Statements.

PGIM Muni High Income Fund	27

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

North Carolina 0.4%
North Carolina Med. Care Commn. Ret. Facs. Rev., First Mtg. Galloway Ridge Proj., Ser. A	6.000%	01/01/39	750	$763,995
North Carolina Med. Care Commn. Rev., Pennybyrn at Maryfield, Rfdg.	5.000	10/01/35	1,000	1,049,200
North Carolina Tpk. Auth. Rev., Ser. A, Rfdg.	5.000	07/01/51	1,250	1,364,075

				3,177,270

North Dakota 0.1%
Burleigh Cnty. Rev, St. Alexius Med. Ctr. Proj., Ser. A, Rfdg. (Pre-refunded 07/01/21)(ee)	5.000	07/01/35	750	802,185

Ohio 5.8%
Buckeye Tob. Settlement Fin. Auth. Rev.,
Asset Bkd. Sr. Turbo, Ser. A-2	5.125	06/01/24	3,170	2,977,296
Asset Bkd. Sr. Turbo, Ser. A-2	5.375	06/01/24	2,865	2,715,390
Asset Bkd. Sr. Turbo, Ser. A-2	5.875	06/01/30	7,100	6,787,458
Asset Bkd. Sr. Turbo, Ser. A-2	5.875	06/01/47	8,655	8,200,612
Asset Bkd. Sr. Turbo, Ser. A-2	6.500	06/01/47	7,675	7,637,162
Cuyahoga Cnty. Hosp. Rev.,
Metro Hlth. Sys., Rfdg.	5.000	02/15/57	2,545	2,741,449
Metro Hlth. Sys., Rfdg.	5.500	02/15/52	5,295	5,950,521
Metro Hlth. Sys., Rfdg.	5.500	02/15/57	1,000	1,119,840
Franklin Cnty. Hosp. Facs. Rev.,
Hlth. Corp., Ser. A	4.000	05/15/47	2,500	2,650,325
Nationwide Children’s Hosp. Proj., Ser. A	4.000	11/01/45	2,000	2,103,020
Hamilton Cnty. Healthcare Facs. Rev., Christ Hosp. Proj.	5.000	06/01/42	1,250	1,321,012
Hancock Cnty. Hosp. Facs. Rev., Blanchard Valley Hlth. Ctr., Rfdg. (Pre-refunded 06/01/21)(ee)	6.250	12/01/34	600	656,082
Lucas Cnty. Hosp. Rev.,
Promedica Healthcare, Ser. A, Rfdg. (Pre-refunded 11/15/21)(ee)	6.000	11/15/41	750	830,505
Promedica Healthcare, Ser. A, Rfdg. (Pre-refunded 11/15/21)(ee)	6.500	11/15/37	875	979,510
Middleburg Heights Hosp. Rev., Facs. Southwest Gen., Ser. 2011, Rfdg.	5.250	08/01/41	1,200	1,274,460

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Ohio (cont’d.)
Ohio Air Qlty. Dev. Auth. Rev., Pratt Paper OH LLC Proj., AMT, 144A	4.500%		01/15/48	1,000	$1,043,120
Ohio St. Pvt. Act. Rev., Portsmouth Bypass Proj., AMT	5.000		06/30/53	1,000	1,069,080

					50,056,842

Oklahoma 2.4%
Oklahoma St. Dev., Fin. Auth. Rev.,
OU Medicine Proj., Ser. B	5.250		08/15/48	1,455	1,651,003
OU Medicine Proj., Ser. B	5.500		08/15/52	7,530	8,665,147
OU Medicine Proj., Ser. B	5.500		08/15/57	3,670	4,209,123
St. Johns Hlth. Sys., Rfdg. (Pre-refunded 02/15/22)(ee)	5.000		02/15/42	1,500	1,634,955
Tulsa Cnty. Indl. Auth. Rev.,
Montereau, Inc. Proj., Rfdg.	5.250		11/15/45	1,000	1,111,160
Montereau, Inc. Proj., Ser A, Rfdg. (Pre-refunded 05/01/20)(ee)	7.125		11/01/30	1,000	1,052,390
Tulsa Mun. Arpt. Tr. Trustees Gen. Rev.,
American Airlines, AMT, Rfdg. (Mandatory put date 06/01/25)	5.000	(cc)	06/01/35	1,250	1,373,088
American Airlines, Ser. A, AMT, Rfdg.	5.500		06/01/35	1,000	1,080,370

					20,777,236

Oregon 0.3%
Multnomah Cnty. Hosp. Facs. Auth. Rev., Mirabella at South Waterfront, Ser. A., Rfdg.	5.400		10/01/44	1,000	1,073,550
Salem Hosp. Facs. Auth. Rev., Capital Manor, Inc., Rfdg.	6.000		05/15/42	1,000	1,083,700

					2,157,250

Pennsylvania 5.0%
Central Bradford Progress Auth. Rev., Guthrie Healthcare Sys., Rfdg.	5.375		12/01/41	2,700	2,883,789
Chester Cnty. Indl. Dev. Auth. Rev., Renaissance Academy Chrt. Sch., Rfdg.	5.000		10/01/44	1,000	1,060,200
Comnwlth. Fing. Auth. Rev., Tobacco Master Stlmnt. Pymt.	5.000		06/01/35	1,000	1,169,680
Cumberland Cnty. Mun. Auth., Rev.,
Asbury PA Oblig. Grp., Rfdg.	5.250		01/01/41	1,000	1,022,350
Asbury PA Oblig. Grp., Rfdg.	6.125		01/01/45	2,000	2,039,220
Geisinger Auth. Hlth. Sys. Rev., Ser. A-1	5.125		06/01/41	1,450	1,535,941

See Notes to Financial Statements.

PGIM Muni High Income Fund	29

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Pennsylvania (cont’d.)
Moon Indl. Dev. Auth. Rev., Baptist Homes Society Oblig., Rfdg.	6.000%		07/01/45	2,000	$2,127,700
Pennsylvania Comnwlth., Ser. A, COP, Rfdg.	4.000		07/01/46	1,500	1,570,470
Pennsylvania Econ. Dev. Fin. Auth. Rev.,
Swr. Sludge Disp., Philadelphia Biosolids Fac.	6.250		01/01/32	750	766,335
US Airways Grp., Ser. B, Gty. Agmt.	8.000		05/01/29	490	517,161
Pennsylvania Tpk. Commn. Rev.,
Ser. A-1	5.000		12/01/46	3,950	4,477,246
Sub., Ser. A	5.500		12/01/42	1,500	1,763,295
Sub., Ser. A	5.500		12/01/46	1,740	2,045,753
Sub., Ser. A-1	5.000		12/01/46	2,000	2,218,220
Sub., Ser. B-1	5.250		06/01/47	2,000	2,296,300
Philadelphia Auth. for Indl. Dev. Rev.,
First Philadelphia Preparatory Chrt., Ser. A, Rfdg.	7.250		06/15/43	2,000	2,262,520
Gtr. Philadelphia Hlth Action, Rfdg.	6.625		06/01/50	3,000	3,123,570
Mariana Bracetti Academy	7.625		12/15/41	2,000	2,189,420
New Fndtn. Chrt. Sch. Proj. (Pre-refunded 12/15/22)(ee)	6.625		12/15/41	1,000	1,167,930
Philadelphia Hosp. & Higher Ed. Facs. Auth. Rev., Temple Univ. Hlth. Sys., Ser. A	5.625		07/01/42	6,750	7,259,692

					43,496,792

Puerto Rico 2.4%
Puerto Rico Comnwlth. Aqueduct & Swr. Auth.,
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	4.000		07/01/22	2,000	1,965,200
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	4.250		07/01/25	1,000	968,120
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A	5.750		07/01/37	1,350	1,355,063
Aqueduct & Swr. Auth. Rev., Sr. Lien, Ser. A, Rfdg.	6.000		07/01/47	1,125	1,132,031
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.,
Restructured Ser. A-1	4.750		07/01/53	1,058	1,010,496
Restructured Ser. A-1	5.000		07/01/58	12,082	11,907,536
Restructured Ser. A-1, CABS	5.490	(t)	07/01/46	5,156	1,183,869
Restructured Ser. A-1, CABS	5.537	(t)	07/01/51	6,725	1,152,463

					20,674,778

Rhode Island 0.3%
Tob. Settlement Fing. Corp. Rev., Ser. A, Rfdg.	5.000		06/01/40	2,760	2,926,069

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

South Carolina 0.7%
South Carolina Prt. Auth. Rev.,
AMT	4.000%	07/01/45	1,500	$1,553,385
AMT	4.000	07/01/55	2,000	2,069,580
South Carolina St. Pub. Svc. Auth. Rev., Ser. E, Rfdg.	5.250	12/01/55	2,500	2,806,725

				6,429,690

South Dakota 0.2%
South Dakota St. Hlth. & Edl. Facs. Auth. Rev., Avera Hlth., Ser. A, Rfdg.	5.000	07/01/42	1,655	1,739,604

Tennessee 1.4%
Bristol Indl. Dev. Brd. Sales Tax Rev., Ser. A, 144A	5.125	12/01/42	4,000	4,028,560
Chattanooga Hlth. Edl. & Hsg. Facs. Brd. Rev., Catholic Hlth., Ser. A	5.250	01/01/45	2,000	2,149,820
Knox Cnty. Hlth. Edl. & Hsg. Facs. Brd. Rev., East Tennessee Children’s Hosp., Rfdg.	4.000	11/15/48	2,000	2,080,800
Memphis-Shelby Cnty. Indl. Dev. Brd. Tax Alloc., Sr. Tax Incr.-Graceland, Ser. A, Rfdg.	5.625	01/01/46	500	533,120
Metropolitan Govt. Nashville & Davidson Cnty. Hlth. & Edl. Facs. Brd. Rev., Impt. Blakeford at Green Hills, Rfdg.	5.000	07/01/37	850	888,607
Shelby Cnty. Hlth. Edl. & Hsg. Facs. Brd. Facs. Rev., Germantown Village, Rfdg.	5.250	12/01/42	1,100	1,131,350
Tennessee Energy Acquisition Corp. Gas Rev., Ser. C	5.000	02/01/22	1,000	1,068,140

				11,880,397

Texas 9.0%
Arlington Higher Ed. Fin. Corp. Rev., Wayside Schs., Ser. A	4.625	08/15/46	1,050	1,056,384
Austin Convention Enterprises, Inc.,
Sub., Second Tier, Ser. B, Rfdg.	5.000	01/01/32	1,085	1,219,898
Sub., Second Tier, Ser. B, Rfdg.	5.000	01/01/34	1,050	1,167,705
Bexar Cnty. Hlth. Facs. Dev. Corp. Rev., Army Retmnt. Residence Fndt., Rfdg.	5.000	07/15/41	1,250	1,354,963
Capital Area Cultural Ed. Facs. Fin. Corp. Rev., Roman Catholic Diocese, Ser. B, Rmkt., Rfdg.	6.125	04/01/45	2,050	2,119,823
Central Tex. Regl. Mobility Auth. Rev.,
Sr. Lien (Pre-refunded 01/01/21)(ee)	6.000	01/01/41	2,000	2,138,400
Sr. Lien, Ser. A	5.000	01/01/45	1,000	1,108,700

See Notes to Financial Statements.

PGIM Muni High Income Fund	31

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Texas (cont’d.)
Central Tex. Regl. Mobility Auth. Rev., (cont’d.)
Sub., Rfdg.	4.000%		01/01/41	1,100	$1,143,604
Clifton Higher Ed. Fin. Corp. Rev.,
Idea Pub. Sch.	5.000		08/15/42	1,000	1,052,460
Idea Pub. Sch.	6.000		08/15/43	1,000	1,120,210
Idea Pub. Sch. (Pre-refunded 08/15/21)(ee)	5.750		08/15/41	1,000	1,088,990
Tejano Cmnty. Ctr., Ser. A, Rfdg.	9.000		02/15/38	2,000	2,003,940
Uplift Ed., Ser. A (Pre-refunded 12/01/20)(ee)	6.125		12/01/40	3,000	3,205,620
Decatur Hosp. Auth. Rev., Wise Regl. Hlth. Sys., Ser. A, Rfdg.	5.250		09/01/44	1,370	1,480,860
Grand Parkway Transn. Corp., First Tier Toll Rev., Ser. A	5.125		10/01/43	2,000	2,188,220
Gulf Coast Wste. Disp. Auth. Rev., Exxon Mobil Corp. Proj., FRDD (Mandatory put date 05/01/19)	2.350	(cc)	09/01/25	1,300	1,300,000
Houston Arpt. Sys. Rev.,
Ser. B-1, AMT	5.000		07/15/35	2,000	2,185,720
Spl. Facs. Cont. Airlines, Inc., Ser. A, AMT, Rfdg.	6.625		07/15/38	1,500	1,611,720
Spl. Facs. Cont. Airlines, Inc., Sub. Lien, Ser. A, AMT, Rfdg.	5.000		07/01/32	1,000	1,080,520
Sub. Lien, Ser. A, AMT, Rfdg.	5.000		07/01/25	250	266,048
Houston Higher Ed. Fin. Corp., Higher Ed. Rev.,
Cosmos Fndtn., Inc., Ser. A	5.000		02/15/42	1,250	1,299,500
Cosmos Fndtn., Inc., Ser. A (Pre-refunded 05/15/21)(ee)	6.500		05/15/31	535	584,819
Cosmos Fndtn., Inc., Ser. A (Pre-refunded 05/15/21)(ee)	6.500		05/15/31	465	508,301
Kerryville Hlth. Facs. Dev. Corp. Rev., Peterson Regl. Med. Ctr. Proj., Rfdg.	5.000		08/15/35	3,000	3,355,260
Lower Neches Vlly. Auth. Indl. Dev. Corp. Rev., Exxon Mobil Corp. Proj., FRDD (Mandatory put date 05/01/19)	2.290	(cc)	11/01/38	2,800	2,800,000
Matagorda Cnty. Nav. Dist. No. 1, Poll. Ctrl. Rev.,
AEP Tex. Central Co. Proj., Ser. B-1, Rfdg.	4.000		06/01/30	1,000	1,036,610
AEP Tex. Central Co. Proj., Ser. B-2, Rfdg.	4.000		06/01/30	1,800	1,865,898
Bonds, Cent. Pwr. & Lt. Co. Proj., Ser. A, Rmkt., Rfdg.	6.300		11/01/29	1,000	1,026,910
Mission Econ. Dev. Corp. Rev., Natgosoline Proj., Sr. Lien, AMT, Rfdg., 144A	4.625		10/01/31	2,000	2,084,660
New Hope Cultural Ed. Facs. Corp. Rev.,
Jubilee Academic Ctr., Ser. A, 144A	5.125		08/15/47	1,000	1,014,670
Jubilee Academic Ctr., Ser. A, Rfdg., 144A	5.000		08/15/46	2,000	2,024,400
MRC Crestview, Rfdg.	5.000		11/15/46	1,150	1,204,349

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Texas (cont’d.)
New Hope Cultural Ed. Facs. Corp. Rev., (cont’d.)
Westminster Manor Proj., Rfdg.	4.000%		11/01/36	1,475	$1,487,434
Newark Higher Ed. Fin. Corp. Rev., Austin Achieve Pub. Schs. Inc.	5.000		06/15/48	500	507,755
North Tex. Twy. Auth. Rev.,
First Tier, Sys., Rfdg. (Pre-refunded 01/01/21)(ee)	6.000		01/01/38	2,000	2,140,100
First Tier, Sys., Ser. A, Unrefunded, Rfdg.	6.250		01/01/39	195	195,669
Rfdg.	5.000		01/01/48	1,250	1,439,837
Second Tier, Ser. A, Rfdg.	4.000		01/01/38	2,000	2,082,360
Pharr Higher Ed. Fin. Auth. Rev., Idea Pub. Schs., Ser. A (Pre-refunded 08/15/19)(ee)	6.500		08/15/39	175	177,401
Pottsboro Higher Ed. Fin. Corp. Rev., Ser. A	5.000		08/15/46	1,000	1,008,430
San Juan Higher Ed. Fin. Auth. Rev., Idea Pub. Schs., Ser. A (Pre-refunded 08/15/20)(ee)	6.700		08/15/40	1,000	1,063,040
Tarrant Cnty. Cultural Ed. Facs. Fin. Corp. Rev.,
Barton Creek Sr. Living Ctr., Rfdg.	5.000		11/15/40	1,100	1,073,061
Trinity Terrace Proj., Ser. A-1, Rfdg.	5.000		10/01/44	1,000	1,065,790
Texas Mun. Gas Acq. & Sply. Corp., Gas Sply. Rev.,
Corp. I, Sr. Lien, Ser. A	5.250		12/15/26	4,100	4,917,868
Corp. I, Sr. Lien, Ser. B, 3 Month LIBOR + 0.700%	2.449	(c)	12/15/26	640	637,178
Texas Priv. Activity Surface Transn. Corp. Rev.,
Sr. Lien, Blueridge Transn., AMT	5.000		12/31/50	1,930	2,101,133
Sr. Lien, LBJ Infrastructure	7.000		06/30/40	4,670	4,935,396
Sr. Lien, NTE Mobility Partners	6.875		12/31/39	2,000	2,063,780
Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	6.750		06/30/43	500	578,670
Sr. Lien, NTE Mobility Partners, AMT, Ser. 3A & 3B	7.000		12/31/38	1,500	1,757,850

					77,931,914

Utah 0.3%
Salt Lake City Corp. Arpt. Rev., Ser. A, AMT	5.000		07/01/47	1,100	1,254,869
Utah Chrt. Sch. Fin. Auth. Rev., Spectrum Academy Proj., 144A	6.000		04/15/45	1,000	1,014,370

					2,269,239

Vermont 0.1%
Vermont Econ. Dev. Auth. Mtge. Rev., Wake Robin Corp. Proj., Rfdg.	5.400		05/01/33	1,100	1,143,087

See Notes to Financial Statements.

PGIM Muni High Income Fund	33

Schedule of Investments (continued)

as of April 30, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

Virginia 2.0%
City of Chesapeake Expressway Toll Road Rev., Transn. Sys., Sr. Ser. B, CABS, Rfdg. (Convert to Fixed on 07/15/23)	0.000	%(cc)	07/15/40	1,000	$930,940
Mosaic District Cmnty. Dev. Auth. Spl. Assmt., Ser. A	6.875		03/01/36	1,250	1,327,075
Norfolk Econ. Dev. Auth. Rev., Sentara Healthcare, Ser. B, Rfdg.	4.000		11/01/48	2,000	2,139,000
Virginia Small Business Fin. Auth. Rev., Transform 66 P3 Proj., AMT	5.000		12/31/56	2,000	2,180,140
Virginia Small Business Fin. Auth. Rev., Sr. Lien,
Elizabeth River Crossings OpCo LLC Proj., AMT	5.250		01/01/32	2,055	2,200,576
Elizabeth River Crossings OpCo LLC Proj., AMT	5.500		01/01/42	3,000	3,239,730
Express Lanes LLC Proj., AMT	5.000		01/01/40	4,780	5,040,415

					17,057,876

Washington 1.8%
Port of Seattle Indl. Dev. Corp. Rev., Spl. Facs., Delta Airlines, AMT, Rfdg.	5.000		04/01/30	1,000	1,081,410
Skagit Cnty. Pub. Hosp. Dist. No. 1 Rev.,
Skagit Valley Hosp.	5.750		12/01/35	625	653,237
Skagit Valley Hosp., Ser. A, Rfdg.	5.000		12/01/37	3,000	3,232,860
Tob. Settlement Auth. Wash. Rev., Rfdg.	5.250		06/01/32	1,160	1,222,559
Washington St. Convention Ctr. Pub. Facs. Dist. Rev., Civic Convention Ctr.	4.000		07/01/58	2,000	2,073,100
Washington St. Healthcare Facs. Auth. Rev.,
Kadlec Regl. Med. Ctr., Rdfg. (Pre-refunded 12/01/21)(ee)	5.000		12/01/42	1,000	1,083,750
Overlake Hosp. Med. Ctr., Rfdg.	5.000		07/01/38	1,100	1,211,892
Overlake Hosp. Med. Ctr., Ser. A	4.000		07/01/42	2,500	2,630,950
Washington St. Hsg. Fin. Comm. Rev., Rockwood Retmnt. Cmnty. Proj., Ser. A, Rfdg., 144A	7.375		01/01/44	2,000	2,273,520

					15,463,278

West Virginia 0.2%
Monongalia Cnty. Com. Special District, Rev., Univ. Town Ctr., Ser. A, Rfdg., 144A	5.750		06/01/43	500	522,965
West Virginia Hosp. Fin. Auth. Rev., Cabell Huntington Hosp. Oblig. Grp., Ser. A, Rfdg.	4.125		01/01/47	1,500	1,542,495

					2,065,460

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

Wisconsin 1.9%
Pub. Fin. Auth. Rev.,
Bancroft Neurohealth Proj., Ser. A, 144A	5.125%	06/01/48	1,000	$1,018,670
Celanese Proj., Ser. C, AMT, Rfdg.	4.300	11/01/30	3,000	3,111,960
Cornerstone Chrt. Academy Proj., Ser. A, 144A	5.125	02/01/46	1,000	1,010,430
Corvian Cmnty. Sch., Ser. A, 144A	5.125	06/15/47	2,000	2,022,760
Mountain Island Chrt. Sch., Ser. L, Rfdg.	5.000	07/01/47	1,000	1,053,820
Senior-MD Proton Treatment Ctr., Ser. A-1, 144A	6.375	01/01/48	2,000	2,114,020
Sr. Oblig. Grp., Ser. B, AMT, Rfdg.	5.000	07/01/42	1,500	1,589,415
Sr. Oblig. Grp., Ser. B, AMT, Rfdg.	5.250	07/01/28	1,000	1,082,990
Wakemed Hosp., Ser. A, Rfdg.	4.000	10/01/49	2,000	2,079,320
Wisconsin St. Hlth. & Edl. Facs. Auth. Rev.,
Ascension Hlth. Alliance Sr. Credit Grp., Ser. B-1,
Rmkt, Rfdg.	4.000	11/15/43	1,500	1,594,515

				16,677,900

Wyoming 0.1%
Campbell Cnty. Solid Wste. Facs. Rev., Basin Elec. Pwr. Coop., Ser. A	5.750	07/15/39	500	503,885

TOTAL INVESTMENTS 98.8% (cost $806,089,883)				853,349,908
Other assets in excess of liabilities(z) 1.2%				10,592,718

NET ASSETS 100.0%				$863,942,626

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

CABS—Capital Appreciation Bonds

CDD—Community Development District

COP—Certificates of Participation

FRDD—Floating Rate Daily Demand Note

GO—General Obligation

IDB—Industrial Development Bond

LIBOR—London Interbank Offered Rate

NATL—National Public Finance Guaranty Corp.

OTC—Over-the-counter

PCR—Pollution Control Revenue

#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $483,800 and 0.1% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at April 30, 2019.

See Notes to Financial Statements.

PGIM Muni High Income Fund	35

Schedule of Investments (continued)

as of April 30, 2019

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of April 30, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ee)	All or partial escrowed to maturity and pre-refunded issues are secured by escrowed cash, a guaranteed investment contract and /or U.S. guaranteed obligations.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $820,000. The aggregate value of $483,800 is 0.1% of net assets.
(t)	Represents zero coupon. Rate quoted represents effective yield at April 30, 2019.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$200,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of April 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Municipal Bonds
Alabama	$—	$3,929,335	$—
Arizona	—	33,840,398	—
California	—	79,450,851	—
Colorado	—	23,217,139	—
Connecticut	—	5,574,017	—
Delaware	—	3,093,974	—
District of Columbia	—	12,045,524	—
Florida	—	76,197,737	483,800
Georgia	—	9,491,763	—
Hawaii	—	4,830,520	—
Illinois	—	108,876,766	—
Indiana	—	5,219,464	—

See Notes to Financial Statements.

36

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Municipal Bonds (continued)
Iowa	$—	$928,775	$—
Kansas	—	1,035,803	—
Kentucky	—	4,896,310	—
Louisiana	—	7,421,930	—
Maine	—	2,212,360	—
Maryland	—	12,414,290	—
Massachusetts	—	7,879,636	—
Michigan	—	10,648,816	—
Minnesota	—	9,065,002	—
Mississippi	—	800,000	—
Missouri	—	20,043,389	—
Nevada	—	2,852,455	—
New Jersey	—	69,612,468	—
New York	—	40,056,634	—
North Carolina	—	3,177,270	—
North Dakota	—	802,185	—
Ohio	—	50,056,842	—
Oklahoma	—	20,777,236	—
Oregon	—	2,157,250	—
Pennsylvania	—	43,496,792	—
Puerto Rico	—	20,674,778	—
Rhode Island	—	2,926,069	—
South Carolina	—	6,429,690	—
South Dakota	—	1,739,604	—
Tennessee	—	11,880,397	—
Texas	—	77,931,914	—
Utah	—	2,269,239	—
Vermont	—	1,143,087	—
Virginia	—	17,057,876	—
Washington	—	15,463,278	—
West Virginia	—	2,065,460	—
Wisconsin	—	16,677,900	—
Wyoming	—	503,885	—

Total	$—	$852,866,108	$483,800

Sector Classification:

The sector classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2019 were as follows (unaudited):

Healthcare	22.6%
Corporate Backed IDB & PCR	11.6
Transportation	11.1
Special Tax/Assessment District	10.3
Education	9.2
Tobacco Appropriated	9.1
General Obligation	8.4

Power	5.9%
Pre-Refunded	4.8
Lease Backed Certificate of Participation	2.9
Water & Sewer	1.8
Solid Waste/Resource Recovery	1.1

98.8

See Notes to Financial Statements.

PGIM Muni High Income Fund	37

Schedule of Investments (continued)

as of April 30, 2019

Sector Classification (continued):

Other assets in excess of liabilities	1.2%

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Fund did not hold any derivative instruments as of April 30, 2019, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(70,507)

For the year ended April 30, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Short Positions(1)
$3,408,963

(1)	Notional Amount in USD.

See Notes to Financial Statements.

38

Statement of Assets & Liabilities

as of April 30, 2019

Assets
Unaffiliated investments (cost $806,089,883)	$853,349,908
Cash	39,317
Interest receivable	14,017,305
Receivable for investments sold	3,684,875
Receivable for Fund shares sold	1,260,274
Deposit with broker for centrally cleared/exchange-traded derivatives	200,000
Prepaid expenses	2,331

Total Assets	872,554,010

Liabilities
Payable for investments purchased	5,618,920
Payable for Fund shares reacquired	1,979,854
Management fee payable	350,768
Dividends payable	334,510
Distribution fee payable	156,397
Accrued expenses and other liabilities	156,268
Affiliated transfer agent fee payable	14,667

Total Liabilities	8,611,384

Net Assets	$863,942,626

Net assets were comprised of:
Shares of beneficial interest, at par	$841,273
Paid-in capital in excess of par	832,261,027
Total distributable earnings (loss)	30,840,326

Net assets, April 30, 2019	$863,942,626

See Notes to Financial Statements.

PGIM Muni High Income Fund	39

Statement of Assets & Liabilities

as of April 30, 2019

Class A
Net asset value and redemption price per share, ($339,939,672 ÷ 33,075,588 shares of beneficial interest issued and outstanding)	$10.28
Maximum sales charge (4.00% of offering price)	0.43

Maximum offering price to public	$10.71

Class B
Net asset value, offering price and redemption price per share, ($17,068,218 ÷ 1,660,312 shares of beneficial interest issued and outstanding)	$10.28

Class C
Net asset value, offering price and redemption price per share, ($95,749,381 ÷ 9,315,599 shares of beneficial interest issued and outstanding)	$10.28

Class Z
Net asset value, offering price and redemption price per share, ($404,187,804 ÷ 39,394,345 shares of beneficial interest issued and outstanding)	$10.26

Class R6
Net asset value, offering price and redemption price per share, ($6,997,551 ÷ 681,470 shares of beneficial interest issued and outstanding)	$10.27

See Notes to Financial Statements.

40

Statement of Operations

Year Ended April 30, 2019

Net Investment Income (Loss)
Interest income	$39,777,457

Expenses
Management fee	4,212,073
Distribution fee(a)	1,976,823
Transfer agent’s fees and expenses (including affiliated expense of $ 75,842)(a)	597,665
Custodian and accounting fees	133,689
Registration fees(a)	116,920
Shareholders’ reports	51,557
Audit fee	39,554
Trustees’ fees	27,797
Legal fees and expenses	26,230
Miscellaneous	27,449

Total expenses	7,209,757
Less: Fee waiver and/or expense reimbursement(a)	(14,115)
Custodian fee credit	(4,909)

Net expenses	7,190,733

Net investment income (loss)	32,586,724

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	(8,241,395)
Futures transactions	(70,507)

(8,311,902)

Net change in unrealized appreciation (depreciation) on investments	21,794,364

Net gain (loss) on investment transactions	13,482,462

Net Increase (Decrease) In Net Assets Resulting From Operations	$46,069,186

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	808,452	120,508	1,047,863	—	—
Transfer agent’s fees and expenses	189,718	20,890	56,246	330,712	99
Registration fees	28,722	15,944	15,360	39,816	17,078
Fee waiver and/or expense reimbursement	—	—	—	—	(14,115)

See Notes to Financial Statements.

PGIM Muni High Income Fund	41

Statements of Changes in Net Assets

	Year Ended April 30,

	2019		2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$32,586,724	$33,085,189
Net realized gain (loss) on investment transactions		(8,311,902)	6,382,371
Net change in unrealized appreciation (depreciation) on investments		21,794,364	(6,511,384)

Net increase (decrease) in net assets resulting from operations		46,069,186	32,956,176

Dividends and Distributions
Distributions from distributable earnings*
Class A		(12,784,930)	—
Class B		(869,397)	—
Class C		(3,352,033)	—
Class Z		(16,052,548)	—
Class R6		(210,839)	—

		(33,269,747)	—

Dividends from net investment income*
Class A			(13,210,689)
Class B			(1,312,516)
Class C			(3,634,016)
Class Z			(15,445,809)
Class R6			(1,892)

		*	(33,604,922)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		248,089,682	188,807,446
Net asset value of shares issued in reinvestment of dividends and distributions		28,688,077	28,272,949
Cost of shares reacquired		(264,452,843)	(220,374,624)

Net increase (decrease) in net assets from Fund share transactions		12,324,916	(3,294,229)

Total increase (decrease)		25,124,355	(3,942,975)

Net Assets:
Beginning of year		838,818,271	842,761,246

End of year(a)		$863,942,626	$838,818,271

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$7,036,516

*	For the year ended April 30, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

42

Notes to Financial Statements

Prudential Investment Portfolios 4 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The Trust was organized as an unincorporated business trust in Massachusetts on November 3, 1986 and currently consists of one fund: the PGIM Muni High Income Fund (the “Fund”).

The investment objective of the Fund is to provide the maximum amount of income that is eligible for exclusion from federal income taxes.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

PGIM Muni High Income Fund	43

Notes to Financial Statements (continued)

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

44

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund

PGIM Muni High Income Fund	45

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits, if any, are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial

46

statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and 0.45% of the average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended April 30, 2019.

The Manager has contractually agreed, through August 31, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.60% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived

PGIM Muni High Income Fund	47

Notes to Financial Statements (continued)

and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 0.50% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

For the year ended April 30, 2019, PIMS received $286,973 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended April 30, 2019, PIMS received $12,744, $11,003 and $5,973 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a

48

quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended April 30, 2019, were $462,489,912 and $453,001,309, respectively.

For the year ended April 30, 2019, the Fund’s purchase and sales transactions under Rule 17a-7 and realized gain as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Gain
$18,559,607	$25,848,214	$—

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss)and paid-in capital in excess of par. For the year ended April 30, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $19,388,615 due to the expiration of a capital loss carryforward. Net investment income, net realized loss on investment transactions and net assets were not affected by this change.

For the year ended April 30, 2019, the tax character of dividends paid by the Fund were $926,131 of ordinary income and $32,343,616 of tax-exempt income. For the year ended April 30, 2018, the tax character of dividends paid by the Fund were $929,867 of ordinary income and $32,675,055 of tax-exempt income.

As of April 30, 2019, the accumulated undistributed earnings on a tax basis were $8,401,002 of tax-exempt income (includes timing difference of $334,510 for dividends payable) and $370,879 of ordinary income.

PGIM Muni High Income Fund	49

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$805,157,577	$50,018,814	$(1,826,483)	$48,192,331

The difference between book and tax basis was primarily due to the difference between financial and tax reporting with respect to accretion of market discount and defaulted securities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after May 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before April 30, 2012, (“pre-enactment losses”) may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. For the year ended April 30, 2019, approximately $19,389,000 of pre-enactment losses for the Fund was written off unused due to expiration. As of April 30, 2019, the Fund has post-enactment losses of approximately $25,789,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.00%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from

50

5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Fund is authorized to issue an unlimited number of shares of beneficial interest of each class at $0.01 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6.

As of April 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,057 Class R6 shares of the Fund. At reporting period end, seven shareholders of record, each holding greater than 5% of the Fund, held 64% of the Fund’s outstanding shares.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended April 30, 2019:
Shares sold	6,372,328	$64,481,202
Shares issued in reinvestment of dividends and distributions	1,143,933	11,577,187
Shares reacquired	(7,357,744)	(74,369,930)

Net increase (decrease) in shares outstanding before conversion	158,517	1,688,459
Shares issued upon conversion from other share class(es)	1,975,248	20,068,401
Shares reacquired upon conversion into other share class(es)	(939,892)	(9,525,940)

Net increase (decrease) in shares outstanding	1,193,873	$12,230,920

Year ended April 30, 2018:
Shares sold	3,583,222	$36,692,916
Shares issued in reinvestment of dividends and distributions	1,161,138	11,871,580
Shares reacquired	(7,011,641)	(71,734,373)

Net increase (decrease) in shares outstanding before conversion	(2,267,281)	(23,169,877)
Shares issued upon conversion from other share class(es)	919,364	9,434,737
Shares reacquired upon conversion into other share class(es)	(748,666)	(7,665,878)

Net increase (decrease) in shares outstanding	(2,096,583)	$(21,401,018)

PGIM Muni High Income Fund	51

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended April 30, 2019:
Shares sold	16,689	$168,443
Shares issued in reinvestment of dividends and distributions	73,041	739,322
Shares reacquired	(496,030)	(5,017,682)

Net increase (decrease) in shares outstanding before conversion	(406,300)	(4,109,917)
Shares reacquired upon conversion into other share class(es)	(924,091)	(9,361,292)

Net increase (decrease) in shares outstanding	(1,330,391)	$(13,471,209)

Year ended April 30, 2018:
Shares sold	23,675	$242,323
Shares issued in reinvestment of dividends and distributions	97,556	997,910
Shares reacquired	(511,038)	(5,228,448)

Net increase (decrease) in shares outstanding before conversion	(389,807)	(3,988,215)
Shares reacquired upon conversion into other share class(es)	(777,464)	(7,989,578)

Net increase (decrease) in shares outstanding	(1,167,271)	$(11,977,793)

Class C
Year ended April 30, 2019:
Shares sold	1,473,740	$14,910,803
Shares issued in reinvestment of dividends and distributions	279,493	2,828,432
Shares reacquired	(2,036,139)	(20,528,579)

Net increase (decrease) in shares outstanding before conversion	(282,906)	(2,789,344)
Shares reacquired upon conversion into other share class(es)	(1,279,724)	(13,041,888)

Net increase (decrease) in shares outstanding	(1,562,630)	$(15,831,232)

Year ended April 30, 2018:
Shares sold	1,449,015	$14,824,570
Shares issued in reinvestment of dividends and distributions	293,916	3,005,022
Shares reacquired	(1,885,741)	(19,272,628)

Net increase (decrease) in shares outstanding before conversion	(142,810)	(1,443,036)
Shares reacquired upon conversion into other share class(es)	(826,812)	(8,452,510)

Net increase (decrease) in shares outstanding	(969,622)	$(9,895,546)

Class Z
Year ended April 30, 2019:
Shares sold	16,442,249	$165,657,337
Shares issued in reinvestment of dividends and distributions	1,319,262	13,332,296
Shares reacquired	(16,231,282)	(163,114,951)

Net increase (decrease) in shares outstanding before conversion	1,530,229	15,874,682
Shares issued upon conversion from other share class(es)	1,347,097	13,634,360
Shares reacquired upon conversion into other share class(es)	(652,255)	(6,615,094)

Net increase (decrease) in shares outstanding	2,225,071	$22,893,948

Year ended April 30, 2018:
Shares sold	13,371,276	$136,714,994
Shares issued in reinvestment of dividends and distributions	1,214,921	12,396,545
Shares reacquired	(12,169,899)	(124,131,489)

Net increase (decrease) in shares outstanding before conversion	2,416,298	24,980,050
Shares issued upon conversion from other share class(es)	1,539,755	15,729,060
Shares reacquired upon conversion into other share class(es)	(110,461)	(1,127,029)

Net increase (decrease) in shares outstanding	3,845,592	$39,582,081

52

Class R6	Shares	Amount
Year ended April 30, 2019:
Shares sold	286,836	$2,871,897
Shares issued in reinvestment of dividends and distributions	20,881	210,840
Shares reacquired	(141,536)	(1,421,701)

Net increase (decrease) in shares outstanding before conversion	166,181	1,661,036
Shares issued upon conversion from other share class(es)	475,956	4,841,453

Net increase (decrease) in shares outstanding	642,137	$6,502,489

Year ended April 30, 2018:
Shares sold	32,863	$332,643
Shares issued in reinvestment of dividends and distributions	187	1,892
Shares reacquired	(761)	(7,686)

Net increase (decrease) in shares outstanding before conversion	32,289	326,849
Shares issued upon conversion from other share class(es)	7,044	71,198

Net increase (decrease) in shares outstanding	39,333	$398,047

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended April 30, 2019. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $254,333, borrowed at a weighted average interest rate of 3.35%. The maximum loan outstanding amount during the period was $389,000. At April 30, 2019, the Fund did not have an outstanding loan amount.

PGIM Muni High Income Fund	53

Notes to Financial Statements (continued)

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the

54

securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Municipal Bonds Risk: Municipal bonds are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to municipal bond market movements. Municipal bonds are also subject to the risk that potential future legislative changes could affect the market for and value of municipal bonds, which may adversely affect the Fund’s yield or the value of the Fund’s investments in municipal bonds.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Muni High Income Fund	55

Financial Highlights

Class A Shares
	Year Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.12	$10.12	$10.45	$10.26	$9.91
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.39	0.41	0.44	0.44
Net realized and unrealized gain (loss) on investment transactions	0.17	0.01	(0.33)	0.18	0.36
Total from investment operations	0.56	0.40	0.08	0.62	0.80
Less Dividends and Distributions:
Dividends from net investment income	(0.40)	(0.40)	(0.41)	(0.43)	(0.45)
Net asset value, end of year	$10.28	$10.12	$10.12	$10.45	$10.26
Total Return(b):	5.67%	3.99%	0.73%	6.19%	8.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$339,940	$322,606	$343,939	$402,933	$375,176
Average net assets (000)	$323,381	$337,410	$387,190	$379,356	$376,328
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.86%	0.87%	0.87%	0.87%
Expenses before waivers and/or expense reimbursement	0.85%	0.86%	0.87%	0.87%	0.91%
Net investment income (loss)	3.88%	3.86%	3.99%	4.30%	4.36%
Portfolio turnover rate(e)(f)	54%	36%	39%	9%	17%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

56

Class B Shares
	Year Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.12	$10.13	$10.46	$10.27	$9.92
Income (loss) from investment operations:
Net investment income (loss)	0.37	0.37	0.39	0.42	0.42
Net realized and unrealized gain (loss) on investment transactions	0.16	(0.01)	(0.34)	0.17	0.36
Total from investment operations	0.53	0.36	0.05	0.59	0.78
Less Dividends and Distributions:
Dividends from net investment income	(0.37)	(0.37)	(0.38)	(0.40)	(0.43)
Net asset value, end of year	$10.28	$10.12	$10.13	$10.46	$10.27
Total Return(b):	5.31%	3.60%	0.50%	5.93%	7.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$17,068	$30,272	$42,104	$57,613	$62,944
Average net assets (000)	$24,102	$36,097	$50,808	$59,446	$66,035
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.19%	1.14%	1.12%	1.12%	1.12%
Expenses before waivers and/or expense reimbursement	1.19%	1.14%	1.12%	1.12%	1.12%
Net investment income (loss)	3.61%	3.58%	3.73%	4.06%	4.11%
Portfolio turnover rate(d)(e)	54%	36%	39%	9%	17%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund	57

Financial Highlights (continued)

Class C Shares
	Year Ended April 30,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.12	$10.12		$10.45	$10.27	$9.92
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.32		0.33	0.36	0.37
Net realized and unrealized gain (loss) on investment transactions	0.17	-	(b)	(0.33)	0.17	0.35
Total from investment operations	0.48	0.32		0.00	0.53	0.72
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.32)		(0.33)	(0.35)	(0.37)
Net asset value, end of year	$10.28	$10.12		$10.12	$10.45	$10.27
Total Return(c):	4.88%	3.21%		0.01%	5.31%	7.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$95,749	$110,077		$119,937	$125,439	$105,708
Average net assets (000)	$104,786	$114,788		$127,425	$111,295	$97,740
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.60%	1.62%		1.62%	1.62%	1.62%
Expenses before waivers and/or expense reimbursement	1.60%	1.62%		1.62%	1.62%	1.62%
Net investment income (loss)	3.10%	3.11%		3.24%	3.55%	3.61%
Portfolio turnover rate(e)(f)	54%	36%		39%	9%	17%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

58

Class Z Shares
	Year Ended April 30,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.10	$10.11		$10.44	$10.25	$9.90
Income (loss) from investment operations:
Net investment income (loss)	0.41	0.42		0.44	0.46	0.47
Net realized and unrealized gain (loss) on investment transactions	0.17	-	(b)	(0.33)	0.18	0.36
Total from investment operations	0.58	0.42		0.11	0.64	0.83
Less Dividends and Distributions:
Dividends from net investment income	(0.42)	(0.43)		(0.44)	(0.45)	(0.48)
Net asset value, end of year	$10.26	$10.10		$10.11	$10.44	$10.25
Total Return(c):	5.90%	4.15%		1.02%	6.48%	8.48%

Ratios/Supplemental Data:
Net assets, end of year (000)	$404,188	$375,466		$336,781	$274,404	$180,050
Average net assets (000)	$385,217	$370,141		$307,480	$208,377	$152,856
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.63%	0.62%		0.62%	0.62%	0.62%
Expenses before waivers and/or expense reimbursement	0.63%	0.62%		0.62%	0.62%	0.62%
Net investment income (loss)	4.08%	4.11%		4.24%	4.54%	4.61%
Portfolio turnover rate(e)(f)	54%	36%		39%	9%	17%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

PGIM Muni High Income Fund	59

Financial Highlights (continued)

Class R6 Shares
	Year Ended April 30,	June 27, 2017(a) through April 30,
	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.11	$10.23
Income (loss) from investment operations:
Net investment income (loss)	0.42	0.36
Net realized and unrealized gain (loss) on investment transactions	0.17	(0.11)
Total from investment operations	0.59	0.25
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.37)
Net asset value, end of period	$10.27	$10.11
Total Return(c):	5.94%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$6,998	$398
Average net assets (000)	$4,932	$53
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.60%	0.59%	(e)
Expenses before waivers and/or expense reimbursement	0.89%	25.88%	(e)
Net investment income (loss)	4.19%	4.31%	(e)
Portfolio turnover rate(f)(g)	54%	36%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective January 1, 2018, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	The portfolio turnover rate includes variable rate demand notes.

See Notes to Financial Statements.

60

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Muni High Income Fund

and the Board of Trustees of Prudential Investment Portfolios 4:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Muni High Income Fund (the Fund), a series of Prudential Investment Portfolios 4, including the schedule of investments, as of April 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2019, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

June 17, 2019

PGIM Muni High Income Fund	61

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended April 30, 2019, the Fund designates the maximum amount allowable per share but not less than the following amounts as exempt-interest dividends in accordance with Section 852(b)(5) of the Internal Revenue Code.

	Per Share
	Class A	Class B	Class C	Class Z	Class R6

Tax-Exempt Dividends	$0.39	$0.35	$0.31	$0.41	$0.41

In January 2020, you will be advised on IRS Form 1099-DIV and/or 1099-INT, if applicable, or substitute forms as to the federal tax status of the dividends received in calendar year 2019.

For more detailed information regarding your state and local taxes, you should contact your tax adviser or the state/local taxing authorities.

62

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Muni High Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014 – 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Muni High Income Fund

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Muni High Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst 8/14/75 Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; Global Head of Compliance for PGIM, Inc. (July 2018-Present); formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso 8/19/74 Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella 8/21/58 Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin 7/10/61 Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne 9/8/68 Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Muni High Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer • Charles H. Smith, Anti-Money Laundering Compliance Officer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Muni High Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends will be made publicly available 60 days after the end of each quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM MUNI HIGH INCOME FUND

SHARE CLASS	A	B	C	Z	R6
NASDAQ	PRHAX	PMHYX	PHICX	PHIZX	PHIQX
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MF133E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended April 30, 2019 and April 30, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $39,554 and $39,162 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended April 30, 2019 and April 30, 2018: none.

(c) Tax Fees

For the fiscal years ended April 30, 2019 and April 30, 2018: none.

(d) All Other Fees

For the fiscal years ended April 30, 2019 and April 30, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Annual Fund financial statement audits
➣	Seed audits (related to new product filings, as required)
➣	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Accounting consultations
➣	Fund merger support services
➣	Agreed Upon Procedure Reports
➣	Attestation Reports
➣	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➣	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➣	Timely RIC qualification reviews
➣	Tax distribution analysis and planning
➣	Tax authority examination services
➣	Tax appeals support services
➣	Accounting methods studies
➣	Fund merger support services
➣	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➣	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➣	Financial information systems design and implementation
➣	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➣	Actuarial services
➣	Internal audit outsourcing services
➣	Management functions or human resources
➣	Broker or dealer, investment adviser, or investment banking services
➣	Legal services and expert services unrelated to the audit
➣	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended April 30, 2019 and April 30, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2019 and April 30, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99. CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99. CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 4

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	June 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	June 17, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	June 17, 2019